                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) April 8, 1997


                        TREATS INTERNATIONAL ENTERPRISES INC.
                        -------------------------------------

                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                                       --------

                    (State or other jurisdiction of incorporation)

         0-21418                            13-3495199
         -------                            ----------

    (Commission File Number)           (IRS Employer Identification No.)


           418 PRESTON STREET, OTTAWA, ONTARIO, CANADA             K1S 4N2
           ---------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)

          Registrant's telephone number, including area code (613) 563-4073

                                  N/A
                ----------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5                               OTHER EVENTS
------                               ------------

The Royal Bank of Canada and its wholly owned subsidiary The Royal Bank Capital Corporation (collectively "RBCC"), Treats International Enterprises Inc. and Paul J. Gibson, President and Chief Executive Officer of Treats International Enterprises Inc. and his immediate family (collectively "Gibson"), entered on April 8, 1997 into a Memorandum of Understanding. The Memorandum documents the agreement, terms and conditions under which each of RBCC and Gibson have agreed upon a price for which they would be prepared to either (1) buy out the Gibson interests or RBCC interests respectively, or (2) sell the RBCC interests or Gibson interests respectively.

The Memorandum of Understanding will expire on July 7, 1997.

Treats International Enterprises, Inc. has subsequently engaged Hill Thompson Capital Markets, Inc. of New York, NY to represent the Company.

The above noted transactions are subject to any regulatory approvals required.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATS INTERNATIONAL ENTERPRISES INC.



   /s/John Deknatel
By:----------------------------------       Dated:  April 11, 1997
    John Deknatel                                  ---------------
    Chief Operating Officer